CONSULTING AGREEMENT

         This Agreement is made and entered into as of the 14th day of July, 1999, by and between Dominick Pope with office offices at 195 Tenth Avenue (the "Consultant") and Associated Medical Devices, Inc., a corporation organized under the laws of the State of Nevada with principal offices at 212 West Wall, Midland, Texas. (the Company)

         WHEREAS, Consultant has rendered valuable consulting services to the Company and shall continue to render such services from time to time; and

         WHEREAS, the parties hereto desire to memorialize Consultant's services and compensate Consultants therefor;

         NOW, THEREFORE, in consideration of the mutual promises made herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

  1. The Company hereby recognizes and agrees that the Consultant has rendered, and will continue to render consulting advice to the Company specifically relating to transactions not of a capital raising nature, consisting of, but not limited to, consulting for mergers and acquisition, corporate filings and other general services in connection with the proposed merger with various companies ("Consulting Services").

  2. In consideration for the Consulting Services rendered and to be rendered by Consultant to the Company, the Company hereby agrees to issue to Consultant 379,350 post-reverse split shares of common stock of the Company (the "Shares"). Consultant hereby acknowledges that the aforementioned Shares are in full payment for the services rendered.

  3. The Shares will be registered pursuant to the Securities Act of 1933 on Form S-8, and, as such, will have no restrictive legend on them or other restrictions on transfer or resale.

  4. Consultant has performed, and will perform the Consulting Services described herein as an independent contractor and not as an employee of the Company or affiliates thereof.

  5. This Agreement may be terminated by either party upon 30 days written notice to the other party.

  6. This Agreement between the Company and the Consultant constitutes the entire agreement and understanding of the parties hereto, and supersedes any and all previous agreements and understandings, whether oral or written, among the parties with respect to the matters set forth herein.



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  7.     Any notice or communication permitted or required hereunder shall be in writing and shall be deemed sufficiently given if hand delivered or sent (i) postage prepaid by registered mail, return receipt requested, or (ii) by facsimile, to the respective parties as set forth above, or to such other address as either party may notify the other in writing.

  8.     This  Agreement  shall be binding upon and inure to the benefit of each
         of  the  parties  hereby  and  their   respective   successors,   legal
         representatives and assigns.

  9. This Agreement may be executed in any number of counterparts, each of which together shall constitute one and the same original document.

 10. No provision of this Agreement may be amended, modified or waived, except in a writing signed by all of the parties hereto.

 11. This Agreement shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to conflict of law principles. The parties hereby agree that any dispute which may arise between them arising out of or in connection with this Agreement shall be adjudicated before a court located in New York, and they hereby submit to the exclusive jurisdiction of the Supreme Court of the State of New York and the United States District Court for the Southern District of New york with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objections they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement, and consent to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth above.

         IN WITNESS WHEREOF, the parties hereby have caused this Agreement to be duly executed, as of the day and year first above written.




                                                 /s/ Dominick Pope
                                                 -------------------------------
                                                 Dominick Pope
                                                 Associated Medical Devices,Inc.

                                                 /s/ Glenn A. Little
                                                 -------------------------------
                                                 Glenn A. Little, President